Investments	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
INVESTMENTS

9.  INVESTMENTS

[a]

At December 31, 2011, the Company held Canadian third party ABCP with a face value of Cdn$125 million [2010 - Cdn$127 million]. These investments did not settle at the scheduled maturity during the third quarter of 2007 due to ABCP market liquidity issues, and as a result the Company reclassified its ABCP to long-term investments from cash and cash equivalents.

On January 16, 2009, a restructuring plan was finalized and restructuring Notes [the “Notes”] were issued in exchange for existing investments. The Notes issued included: (i) notes in a Master Trust (MAV2 - A Notes), which were rated A by DBRS with a face amount value of Cdn$102 million; (ii) subordinate notes (MAV2 - B and C Notes) which were unrated with a face amount value of Cdn$9 million; and (iii) various tracking notes which were issued in exchange for assets deemed ineligible for inclusion in the Master Trust with a face amount value of Cdn$23 million. The criteria for eligibility into the Master Trust included credit quality, an expected return of the assets and arrangements with individual asset providers. The performance of the tracking notes is tied directly to actual performance of the specific assets.

The following is a continuity of the Company’s investment in ABCP:

	2011	2010	2009

Balance, beginning of year	$84	$85	$65
Valuation adjustment [i]	—	—	9
Cash receipts	—	(5)	—
Foreign exchange and other	(2)	4	11

	$82	$84	$85

[i]

The carrying value of this investment was based on a valuation technique estimating the fair value from the perspective of a market participant. For the year ended December 31, 2009, the Company recorded a $9 million increase in the carrying value of its investment in ABCP in selling, general and administrative expense, due to a reduction of the spread between the anticipated return on the restructured notes and current market indices.

[b]

The Company’s net income (loss) includes the proportionate share of net income or loss of its equity method investees. When a proportionate share of net income is recorded, it increases equity income in the consolidated statements of income (loss) and the carrying value of those investments. Conversely, when a proportionate share of a net loss is recorded, it decreases equity income in the consolidated statements of income (loss) and the carrying value of those investments. The following is the Company’s combined proportionate share of the major components of the financial statements of the entities in which the Company accounts for using the equity method:

 Balance Sheets

		2011	2010

Current assets		$383	$420

Long-term assets		$158	$155

Current liabilities		$190	$164

Long-term liabilities		$43	$57

Statements of Income
	2011	2010	2009

Sales	$881	$698	$578
Cost of goods sold, expenses and income taxes	805	580	473

Net income	$76	$118	$105

Sales to equity method investees were approximately $76 million, $18 million and $12 million in 2011, 2010 and 2009, respectively.